SiM Dynamic Allocation Equity Income Fund

Class A    SDEAX

A series of Advisors Series Trust
July 14, 2015

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) each dated August 30, 2014 (the “Supplement”)

Based upon a recommendation by Strategic Income Management, LLC (the “Adviser”), the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) has determined to close and liquidate the SiM Dynamic Allocation Equity Income Fund (the “Fund”) as a series of the Trust.  The Adviser’s recommendation was based on its conclusion that investor demand for the Fund is low and declining, that if redemptions continue at their current pace the Fund will shortly no longer be economically viable and that the cost to the Adviser of maintaining the Fund’s operating expense limitation agreement is prohibitive.  The Adviser has determined that the Fund has limited prospects for meaningful growth and has determined that it will not extend the Fund’s operating expense limitation agreement beyond its current term in August, 2015.  As a result, the Adviser believes that liquidation of the Fund is in the best interests of shareholders.  In connection with this, the Board has adopted a plan of liquidation.  Please note that the Fund will be liquidating its assets on August 21, 2015.  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, the Fund is no longer accepting purchases.  In addition, effective immediately, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus.  Accounts not redeemed by August 20, 2015, will automatically be redeemed on August 21, 2015, and net cash proceeds, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 1-855-746-3863 (855-SIM-FUND) prior to August 20, 2015 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Fund has not received your redemption request or other instruction by August 20, 2015, your shares will be redeemed on August 21, 2015, and you will receive your proceeds from the Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation.  You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record as of the close of business on August 21, 2015.

Please contact the Fund at 1-855-746-3863 (855-SIM-FUND) if you have any questions.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.